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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                    Heritage Property Investment Trust, Inc.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Maryland                                  04-3474810
--------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

535 Boylston Street, Boston, Massachusetts                 02116
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    (Address of principal offices)                       (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check the following
box.  |X|                                 box.  |_|

Securities Act registration statement file number to which this form relates:
     333-69118

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                       Name of Each Exchange on Which
to be so Registered                       Each Class is to be Registered
-------------------                       -------------------------------
Common Stock, $0.001 Par Value            New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                               None
                          --------------
                         (Title of Class)


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                                      -2-

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

       The information required by this Item 1 is included under the heading "Description of Capital Stock," pages 112 to 120 inclusive, in the Registrant's Registration Statement on Form S-11 (File No. 333-69118), filed with the Securities and Exchange Commission on September 7, 2001, as amended thereafter (the "REGISTRATION STATEMENT"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference. The Common Stock of the Registrant, to which this Form 8-A applies, has been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

ITEM 2. EXHIBITS

       1.1 Information included under the heading "Description of Capital Stock," pages 112 to 120 inclusive, in the Registrant's Registration Statement on Form S-11 (File No. 333-69118) (filed with the Securities and Exchange Commission on September 7, 2001, as amended thereafter, and hereby incorporated herein by reference).

       4.1 Amended and Restated Articles of Amendment and Restatement (Third) of the Registrant (filed as Exhibit 3.1 to the Registration Statement, and hereby incorporated herein by reference).

       4.2 Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to the Registration Statement, and hereby incorporated herein by reference).

       5.1 A specimen copy of the certificate representing shares of the Registrant's Common Stock (filed as Exhibit 4.1 to the Registration Statement, and hereby incorporated herein by reference).

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                                      -3-

                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       HERITAGE PROPERTY INVESTMENT TRUST, INC.



                                       By: /s/ David Gaw
                                          -------------------------------------
                                          David Gaw
                                          Senior Vice President and
                                          Chief Financial Officer


Date: April 9, 2002